                                                                    Exhibit 10.5

FINAL VERSION

================================================================================

                             INTERCREDITOR AGREEMENT

                           Dated as of April 28, 2006

                       Re: $50,000,000 6.12% Senior Notes

                               due April 28, 2016

                                       of

                              SANDERSON FARMS, INC.

================================================================================

                                TABLE OF CONTENTS

SECTION                                   HEADING                           PAGE
-------                                   -------                           ----
Parties..................................................................     1
Recitals.................................................................     1
SECTION 1.       DEFINITIONS.............................................     3
SECTION 2.       SHARING OF RECOVERIES...................................     4
SECTION 3.       AGREEMENTS AMONG THE CREDITORS..........................     5
   Section 3.1.  Independent Actions by Creditors........................     5
   Section 3.2.  Relation of Creditors...................................     5
   Section 3.3.  Acknowledgment of Guaranties............................     5
   Section 3.4.  Additional Guarantors...................................     5
SECTION 4.       MISCELLANEOUS...........................................     6
   Section 4.1.  Entire Agreement........................................     6
   Section 4.2.  Notices.................................................     6
   Section 4.3.  Successors and Assigns..................................     6
   Section 4.4.  Consents, Amendment, Waivers............................     6
   Section 4.5.  Governing Law...........................................     6
   Section 4.6.  Counterparts............................................     6
   Section 4.7.  Sale of Interest........................................     6
   Section 4.8.  Severability............................................     6
   Section 4.9.  Expenses................................................     7
   Section 4.10. Term of Agreement.......................................     7
Signatures...............................................................     1

                             INTERCREDITOR AGREEMENT

     INTERCREDITOR AGREEMENT dated as of April 28, 2006 (this "Agreement" or this "Intercreditor Agreement") among the Creditors (as defined below) of certain subsidiaries of Sanderson Farms, Inc., a corporation incorporated under the laws of Mississippi (the "Company").

                                    RECITALS:

     A. Under and pursuant to separate and several Note Purchase Agreements, each dated as of June 15, 1999 (the "1999 Note Purchase Agreements"), between the Company and the purchasers named on Annex 1 attached to said 1999 Note Purchase Agreements (individually a "1999 Noteholder" and collectively, the "1999 Noteholders"), the Company issued and sold to the 1999 Noteholders $20,000,000 aggregate principal amount of its 6.65% Senior Notes, due July 7, 2007 (collectively the "1999 Notes").

     B. The 1999 Noteholders required as a condition of their purchase of the 1999 Notes that each of Sanderson Farms, Inc. (Foods Division), a Mississippi corporation, Sanderson Farms, Inc. (Production Division), a Mississippi corporation, and Sanderson Farms, Inc. (Processing Division), a Mississippi corporation, (in such capacity, each a "1999 Subsidiary Guarantor" and collectively the "1999 Subsidiary Guarantors") enter into a guaranty as security for the 1999 Notes and accordingly each of the 1999 Subsidiary Guarantors agreed to provide a guaranty. Each such 1999 Subsidiary Guarantor executed and delivered a Guarantee Agreement (each a "1999 Noteholders' Guarantee" and collectively the "1999 Noteholders' Guarantees") dated as of June 15, 1999, pursuant to which such 1999 Subsidiary Guarantor irrevocably, absolutely and unconditionally guaranteed to the 1999 Noteholders the payment of the principal of, premium, if any, and interest on the 1999 Notes and the payment and performance of all other obligations of the Company under the 1999 Note Purchase Agreements.

     C. Under and pursuant to the Note Purchase Agreement, dated as of April 28, 2006 (the "2006 Note Purchase Agreement"), between the Company and the purchaser named on Scheduled A attached to said 2006 Note Purchase Agreement (the "2006 Noteholder"), the Company issued and sold to the 2006 Noteholder $50,000,000 aggregate principal amount of its 6.12% Senior Notes, due April 28, 2016 (collectively the "2006 Notes")

     D. The 2006 Noteholder required as a condition of its purchase of the 2006 Notes that each of Sanderson Farms, Inc. (Foods Division), a Mississippi corporation, Sanderson Farms, Inc. (Production Division), a Mississippi corporation, and Sanderson Farms, Inc. (Processing Division), a Mississippi corporation, (in such capacity, each a "2006 Subsidiary Guarantor" and collectively the "2006 Subsidiary Guarantors"; the 2006 Subsidiary Guarantors and the 1999 Subsidiary Guarantors are collectively referred to herein individually as a "Subsidiary Guarantor" and collectively as the "Subsidiary Guarantors") enter into a guaranty as security for the 2006 Notes and accordingly each of the 2006 Subsidiary Guarantors has agreed to provide a guaranty. Each such 2006 Subsidiary Guarantor executed and delivered a Guarantee Agreement (each a "2006 Noteholders' Guarantee" and collectively the "2006 Noteholders' Guarantees") dated as of April 28, 2006, pursuant to which such 2006 Subsidiary Guarantor irrevocably, absolutely and unconditionally guaranteed to the 2006 Noteholders the payment of the principal of, premium, if any, and interest on the 2006 Notes and the payment and performance of all other obligations of the Company under the 2006 Note Purchase Agreement.

     E. Under and pursuant to that certain Credit Agreement dated as of November 17, 2005 (as such agreement may be modified, amended, renewed or replaced, including any increase in the amount thereof, the "Revolving Credit Agreement") between the Company, various lending institutions and Harris N.A. (individually a "Lender" and collectively the "Lenders"), the Lenders have made available to the Company certain credit facilities in a current aggregate principal amount up to $200,000,000 (all amounts outstanding in respect of said credit facilities being hereinafter collectively referred to as the "Loans").

     F. In connection with the execution of the Revolving Credit Agreement and as security for the Loans made thereunder, the Subsidiary Guarantors have guaranteed to the Lenders the payment of the Loans and all other obligations of the Company under the Revolving Credit Agreement under those certain guaranty agreements (as such agreement may be modified, amended, renewed or replaced, including any increase in the amount thereof, the "Lenders' Guaranties").

     G. The Lenders' Guaranties, the 1999 Noteholders' Guarantees and the 2006 Noteholders' Guarantees are each hereinafter individually referred to as a "Subsidiary Guaranty" and collectively referred to as the "Subsidiary Guaranties".

     H. The Company and the Subsidiary Guarantors contemplate that from time to time after the date hereof, additional subsidiaries of the Company may, subject to the terms and conditions of the Revolving Credit Agreement, the 1999 Note Purchase Agreements and the 2006 Note Purchase Agreement, issue additional guaranties which the Company, the Subsidiary Guarantors and the Creditors wish to become subject to this Intercreditor Agreement pursuant to the requirements of SECTION 3.4 hereof.

     I. Pursuant to the requirements of the 1999 Note Purchase Agreements, the 2006 Note Purchase Agreement and the Revolving Credit Agreement, the Company has requested and the Lenders, the 1999 Noteholders and the 2006 Noteholders have agreed to enter into this Agreement.

     J. This Agreement replaces the Intercreditor Agreement dated as of November 17, 2005 among the Lenders and the 1999 Noteholders.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS.

     The following terms shall have the meanings assigned to them below in this
SECTION 1 or in the provisions of this Agreement referred to below:

     "Additional Guarantors" shall mean the Subsidiaries which are intended to be subject to this Intercreditor Agreement pursuant to the requirements of
SECTION 3.4 hereof.

     "Company" shall have the meaning assigned thereto in the Recitals hereof.

     "Creditor" shall individually mean any Lender, 1999 Noteholder or 2006 Noteholder and "Creditors" shall mean all of the Lenders, the 1999 Noteholders and the 2006 Noteholders.

     "Excess Subsidiary Payment" shall mean as to any Creditor an amount equal to the Subsidiary Payment received by such Creditor less the Pro Rata Share of Subsidiary Payments to which such Creditor is then entitled.

     "Lender" and "Lenders" shall have the meanings assigned thereto in the Recitals hereto.

     "Lenders Guaranty" and "Lenders Guaranties" shall have the meanings assigned thereto in the Recitals hereof.

     "Loans" shall have the meaning assigned thereto in the Recitals hereof.

     "1999 Note Purchase Agreements" shall have the meaning assigned thereto in the Recitals hereof.

     "1999 Noteholders" shall have the meanings assigned thereto in the Recitals hereof.

     "1999 Noteholders' Guarantee" and "1999 Noteholders' Guarantees" shall have the meaning assigned thereto in the Recitals hereof.

     "1999 Notes" shall have the meaning assigned thereto in the Recitals hereof.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     "Pro Rata Share of Subsidiary Payments" shall mean as of the date of any Subsidiary Payment to a Creditor in respect to a Subsidiary Agreement an amount equal to the product obtained by multiplying (a) the amount of all Subsidiary Payments made by the Subsidiary Guarantor to all Creditors less all reasonable costs incurred by such Creditors in connection with the collection of such Subsidiary Payments by (b) a fraction, the numerator of which shall be the Specified Amount owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Subject Obligations (without giving effect in the denominator to the application of any such Subsidiary Payments).

     "Receiving Creditor" shall have the meaning assigned thereto in SECTION 2.

     "Revolving Credit Agreement" shall have the meaning assigned thereto in the Recitals hereof.

     "Specified Amount" shall mean as to any Creditor the aggregate amount of the Subject Obligations owed to such Creditor.

     "Subject Obligations" shall mean all principal of, premium, if any, and interest on, the 1999 Notes, the 2006 Notes and the Loans and all other obligations of the Company under or in respect of the 1999 Notes, the 2006 Notes and the Loans and under the 1999 Note Purchase Agreements, the 2006 Note Purchase Agreement or the Revolving Credit Agreement and any other obligations of the Company to the Lenders which are guaranteed by the Lenders' Guaranty.

     "Subsidiary Agreements" shall mean the Subsidiary Guaranties.

     "Subsidiary Guarantor" and "Subsidiary Guarantors" shall have the meaning assigned thereto in the Recitals hereof.

     "Subsidiary Guaranty" and "Subsidiary Guaranties shall have the meanings assigned thereto in the Recitals hereof.

     "Subsidiary Payment" shall have the meaning assigned thereto in SECTION 2.

     "2006 Note Purchase Agreement" shall have the meaning assigned thereto in the Recitals hereof.

     "2006 Noteholders' Guarantee" and "2006 Noteholders' Guarantees" shall have the meaning assigned thereto in the Recitals hereof.

     "2006 Notes" shall have the meaning assigned thereto in the Recitals hereof.

SECTION 2. SHARING OF RECOVERIES.

     Each Creditor hereby agrees with each other Creditor that payments (including payments made through setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Creditor) made pursuant to the terms of the Subsidiary Agreements (a "Subsidiary Payment") shall be shared so that each Creditor shall receive its Pro Rata Share of Subsidiary Payments. Accordingly, each Creditor hereby agrees that in the event
(i) any Creditor shall receive a Subsidiary Payment (a "Receiving Creditor") and
(ii) any other Creditor shall not concurrently receive its Pro Rata Share of Subsidiary Payments from such Subsidiary Guarantor, then the Receiving Creditor shall promptly remit the Excess Subsidiary Payment to each other Creditor who shall then be entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this SECTION 2) each Creditor shall have received its Pro Rata Share of Subsidiary Payments.

     Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse, ratably from the other Creditors such amount of 1999 Notes, 2006 Notes or Loans (or interest therein), as the case may be, to the extent necessary to cause such Receiving Creditor to share such Excess Subsidiary Payment with the other Creditors as hereinabove provided; provided, however, that if any such purchase or payment is made by any Receiving Creditor and if such Excess Subsidiary Payment or part thereof is thereafter recovered from such Receiving Creditor by such Subsidiary Guarantor (including, without limitation, by any trustee in bankruptcy of such Subsidiary Guarantor or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Subsidiary Payment so recovered, but without interest; and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment under any Subsidiary Agreement or avail itself of any recourse by resort to any property of the Company or any Subsidiary Guarantor, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.

SECTION 3. AGREEMENTS AMONG THE CREDITORS.

     Section 3.1. Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from a Subsidiary Guarantor on, any Subject Obligation of the Company to such Creditor or from instituting legal action against the Company or a Subsidiary Guarantor to obtain a judgment or other legal process in respect of such Subject Obligation, but any funds received from a Subsidiary Guarantor in connection with any recovery therefrom shall be subject to the terms of this Agreement.

     Section 3.2. Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of the Company or a Subsidiary Guarantor or of any other circumstances bearing upon the risk of nonpayment of the Subject Obligation. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of the Company or a Subsidiary Guarantor and nothing contained herein shall limit or in any way modify any of the obligations of the Company or any Subsidiary Guarantor to the Creditors.

     Section 3.3. Acknowledgment of Guaranties. (i) The Lenders hereby expressly acknowledge the existence of the 1999 Noteholders' Guarantees and the 2006 Noteholders' Guarantees and (ii) the 1999 Noteholders and 2006 Noteholders hereby expressly acknowledge the existence of the Lenders Guaranties.

     Section 3.4. Additional Guarantors. Additional Persons may become "Subsidiary Guarantors" hereunder by executing and delivering to a then existing Creditor a guaranty by which such Person has become a guarantor of the 1999 Notes, the 2006 Notes or Loans pursuant to the terms of the Revolving Credit Agreement, the

1999 Note Purchase Agreements or the 2006 Note Purchase Agreement. Accordingly, upon the execution and delivery of any such copy of the guaranty by any such Person, such Person shall, thereinafter become a "Subsidiary Guarantor" for all purposes of this Agreement.

SECTION 4. MISCELLANEOUS.

     Section 4.1. Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

     Section 4.2. Notices. Notices hereunder shall be given to the Creditors at their addresses as set forth in the 1999 Note Purchase Agreements, the 2006 Note Purchase Agreement or the Revolving Credit Agreement, as the case may be, or at such other address as may be designated by each in a written notice to the other parties hereto.

     Section 4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations, and the term "Creditor" shall include any such subsequent holder of Subject Obligations, wherever the context permits.

     Section 4.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by all of the Creditors.

     SECTION 4.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

     Section 4.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 4.7. Sale of Interest. No Creditor will sell, transfer or otherwise dispose of any interest in the Subject Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement.

     Section 4.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     Section 4.9. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall, if not reimbursed by the Company, be entitled to its reasonable attorney's fees (including the allocated costs of in-house counsel).

     Section 4.10. Term of Agreement. This Agreement shall terminate when all Subject Obligations are paid in full and such payments are not subject to any possibility of revocation or rescission or until all of the parties hereto mutually agree in a writing to terminate this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

                                        THE LINCOLN NATIONAL LIFE INSURANCE
                                        COMPANY, as a 1999 Noteholder

                                        By: Delaware Investment Advisers,
                                            a Series of Delaware
                                            Management Business Trust,
                                            its Attorney-In-Fact


                                        By /s/ Bradley S. Ritter
                                           -------------------------------------
                                        Its Senior Vice President
                                            ------------------------------------


                                        NORTHWEST FARM CREDIT SERVICES, PCA,
                                        as a 2006 Noteholder


                                        By /s/ Carol Magness
                                           -------------------------------------
                                        Its Vice President
                                            ------------------------------------


                                        HARRIS N.A., as Lender and as Agent
                                        under the Revolving Credit Agreement


                                        By [illegible]
                                           -------------------------------------
                                        Its Vice President
                                            ------------------------------------


                                        SUNTRUST BANK, as Lender under the
                                        Revolving Credit Agreement


                                        By /s/ Susan M. Hall
                                           -------------------------------------
                                        Its Managing Director
                                            ------------------------------------


                                        AMSOUTH BANK, as Lender under the
                                        Revolving Credit Agreement


                                        By [illegible]
                                           -------------------------------------
                                        Its Senior Vice President
                                            ------------------------------------

                              Sanderson Farms, Inc.
                    Signature Page to Intercreditor Agreement

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Lender under the Revolving
                                        Credit Agreement


                                        By [illegible]
                                           -------------------------------------
                                        Its Vice President
                                            ------------------------------------


                                        REGIONS BANK, as Lender under the
                                        Revolving Credit Agreement


                                        By [illegible]
                                           -------------------------------------
                                        Its Senior Vice President
                                            ------------------------------------


                                        TRUSTMARK NATIONAL BANK, as Lender
                                        under the Revolving Credit Agreement


                                        By /s/ William H. Edwards
                                           -------------------------------------
                                        Its First Vice President
                                            ------------------------------------

                              Sanderson Farms, Inc.
                    Signature Page to Intercreditor Agreement

     The undersigned hereby acknowledge and agree to the foregoing Agreement.

                                        SANDERSON FARMS, INC. (FOODS DIVISION)


                                        By /s/ D. Michael Cockrell
                                           -------------------------------------
                                        Its Chief Financial Officer and
                                            Treasurer
                                            ------------------------------------


                                        SANDERSON FARMS, INC. (PRODUCTION
                                        DIVISION)


                                        By /s/ D. Michael Cockrell
                                           -------------------------------------
                                        Its Chief Financial Officer and
                                            Treasurer
                                            ------------------------------------


                                        SANDERSON FARMS, INC. (PROCESSING
                                        DIVISION)


                                        By /s/ D. Michael Cockrell
                                           -------------------------------------
                                        Its Chief Financial Officer and
                                            Treasurer
                                            ------------------------------------


                                        SANDERSON FARMS, INC.


                                        By /s/ D. Michael Cockrell
                                           -------------------------------------
                                        Its Chief Financial Officer and
                                            Treasurer
                                            ------------------------------------

                              Sanderson Farms, Inc.
                    Signature Page to Intercreditor Agreement